UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2020

IMMUNOMEDICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 The American Road
Morris Plains, New Jersey 07950

(Address of Principal Executive Offices) (Zip Code)

(973) 605-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	IMMU	Nasdaq Stock Market LLC

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on September 13, 2020, Immunomedics, Inc., a Delaware corporation (“Immunomedics”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gilead Sciences, Inc. In connection with the transactions contemplated by the Merger Agreement, on September 12, 2020, Immunomedics entered into agreements (“Agreements”) with each of Dr. Behzad Aghazadeh, Executive Chairman, Usama Malik, Chief Financial Officer/Chief Business Officer, Brendan Delaney, Chief Commercial Officer and Bryan Ball, Chief Quality Officer (each, a “Covered Executive”). In the event that a Covered Executive receives any payments or benefits that are subject to tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), the Agreements provide that the Covered Executive will receive a payment that puts the Covered Executive in the same after-tax position as though the tax under Section 4999 of the Code did not apply.

The Agreements also revised certain terms of the employment agreements with the Covered Executives, other than Dr. Aghazadeh, who does not have an employment agreement with Immunomedics, including: (1) extending from twelve to eighteen months, the period following a change in control during which a qualifying termination of employment would result in enhanced severance (the “CIC Protection Period”); (2) clarifying that the non-renewal of the employment term during the CIC Protection Period would constitute a qualifying termination of employment, resulting in the receipt of enhanced severance; (3) in the case of Brendan Delaney and Usama Malik, revising the severance provision to include a full year target bonus, rather than a pro-rated target bonus; and (4) clarifying that, during the CIC Protection Period, the severance amount may not be diminished by reducing a Covered Executive’s base salary or target bonus prior to the qualifying termination of employment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

Date: September 17, 2020	By:	/s/ Usama Malik
Name: Usama Malik
Title: Chief Financial Officer